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                                                                    Exhibit 23.4



                        Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 3, 2000, except Notes 1 and 2, as to which the date is September 7, 2000, in the Registration Statement (Form S-4) and the related Prospectus of Arch Wireless, Inc. dated May 21, 2001.


                                                           /s/ Ernst & Young LLP


Dallas, Texas
May 21, 2001